                                                                    Exhibit 99.6
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ------------------------------------
     CASE NAME: OK Turbines, Inc.                      ACCRUAL BASIS
     ------------------------------------

     ------------------------------------
     CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
     ------------------------------------

     ------------------------------------
     JUDGE:  Barbara J. Houser
     ------------------------------------

                       UNITED STATES BANKRUPTCY COURT RT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:

     /s/ Drew Keith                                   Chief Financial Officer
     ---------------------------------------        ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

     Drew Keith                                               5/21/2001
     ---------------------------------------        ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                          DATE

     PREPARER:

     /s/ Jessica L. Wilson                            Chief Accounting Officer
     ---------------------------------------        ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                             TITLE

     Jessica L. Wilson                                        5/21/2001
     ---------------------------------------        ---------------------------
     PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -----------------------------------
      CASE NAME: OK Turbines, Inc.                          ACCRUAL BASIS-1
      -----------------------------------

      -----------------------------------
      CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
      -----------------------------------

      -----------------------------------
      COMPARATIVE BALANCE SHEET
      -------------------------------------------------------------------------------------------
                                             SCHEDULE           MONTH           MONTH     MONTH
                                                              -----------------------------------
      ASSETS                                  AMOUNT          April 2001
      -------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                $  299,835       $   456,732        $  0      $  0
      -------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                  $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      3.    TOTAL CASH                       $  299,835       $   456,732        $  0      $  0
      -------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)        $  569,077       $   494,123        $  0      $  0
      -------------------------------------------------------------------------------------------
      5.    INVENTORY                        $4,135,448       $ 4,448,362        $  0      $  0
      -------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                 $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                 $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)              $   30,000         ($856,459)       $  0      $  0
      -------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS             $5,034,360       $ 4,542,758        $  0      $  0
      -------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT      $  474,012       $   604,429        $  0      $  0
      -------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION/DEPLETION           $        0       $   143,035        $  0      $  0
      -------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                        $  474,012       $   461,394        $  0      $  0
      -------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)       $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)              $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                     $5,508,372       $ 5,004,152        $  0      $  0
      -------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                  $    55,032        $  0      $  0
      -------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                     $     7,858        $  0      $  0
      -------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                     $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                 $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                      $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                               $        10        $  0      $  0
      -------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                       $    62,900        $  0      $  0
      -------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -------------------------------------------------------------------------------------------
      24.   SECURED DEBT                     $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                    $   28,268       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                   $  493,554       $   522,197        $  0      $  0
      -------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)              $        0       $         0        $  0      $  0
      -------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES    $  521,822       $   522,197        $  0      $  0
      -------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                $  521,822       $   585,097        $  0      $  0
      -------------------------------------------------------------------------------------------
      EQUITY
      -------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                        $ 3,790,619        $  0      $  0
      -------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                  $   628,436        $  0      $  0
      -------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      -------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                     $        0       $ 4,419,055        $  0      $  0
      -------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                   $  521,822       $ 5,004,152        $  0      $  0
      -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

======================================================================================================================
                                                                                Monthly Operating Report
  ---------------------------------------------------------
  CASE NAME: OK Turbines, Inc.                                             ACCRUAL BASIS-2
  ---------------------------------------------------------

  ---------------------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                                                 02/13/95, RWD, 2/96
  ---------------------------------------------------------

  ---------------------------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------------------------------
                                                    MONTH           MONTH            MONTH           QUARTER
                                                 -------------------------------------------
  REVENUES                                       April 2001                                           TOTAL
  ----------------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                              $423,842            $0               $0           $423,842
  ----------------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                   $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                 $423,842            $0               $0           $423,842
  ----------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                    $167,285            $0               $0           $167,285
  ----------------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                $ 45,677            $0               $0           $ 45,677
  ----------------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                             $  8,552            $0               $0           $  8,552
  ----------------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                    $221,514            $0               $0           $221,514
  ----------------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                $202,328            $0               $0           $202,328
  ----------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION              $  4,615            $0               $0           $  4,615
  ----------------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                         $    960            $0               $0           $    960
  ----------------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                    $ 20,465            $0               $0           $ 20,465
  ----------------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                $  3,429            $0               $0           $  3,429
  ----------------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                         $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                    $ 29,469            $0               $0           $ 29,469
  ----------------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                            $172,859            $0               $0           $172,859
  ----------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)            $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)           $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                            $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION                    $  4,273            $0               $0           $  4,273
  ----------------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                         $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                 $  4,273            $0               $0           $  4,273
  ----------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                           $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                           $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                         $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES               $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                  $      0            $0               $0           $      0
  ----------------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                           $168,586            $0               $0           $168,586
  ----------------------------------------------------------------------------------------------------------------
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                  Monthly Operating Report
      ------------------------------------------------------
      CASE NAME: OK Turbines, Inc.                                             ACCRUAL BASIS-3
      ------------------------------------------------------

      ------------------------------------------------------
      CASE NUMBER: 400-42146-BJH-11                                               02/13/95, RWD, 2/96
      ------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                              MONTH           MONTH          MONTH            QUARTER
                                                ----------------------------------------------
      DISBURSEMENTS                                April 2001                                          TOTAL
      ------------------------------------------------------------------------------------------------------------
      1.   CASH - BEGINNING OF MONTH                 $151,950           $0             $0            $151,950
      ------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ------------------------------------------------------------------------------------------------------------
      2.   CASH SALES                                $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ------------------------------------------------------------------------------------------------------------
      3.   PREPETITION                               $  2,000           $0              $0           $  2,000
      ------------------------------------------------------------------------------------------------------------
      4.   POSTPETITION                              $541,090           $0              $0           $541,090
      ------------------------------------------------------------------------------------------------------------
      5.   TOTAL OPERATING RECEIPTS                  $543,090           $0              $0           $543,090
      ------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ------------------------------------------------------------------------------------------------------------
      6.   LOANS & ADVANCES (ATTACH LIST)            $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      7.   SALE OF ASSETS                            $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      8.   OTHER (ATTACH LIST)                       $  1,631           $0              $0           $  1,631
      ------------------------------------------------------------------------------------------------------------
      9.   TOTAL NON-OPERATING RECEIPTS              $  1,631           $0              $0           $  1,631
      ------------------------------------------------------------------------------------------------------------
      10.  TOTAL RECEIPTS                            $544,721           $0              $0           $544,721
      ------------------------------------------------------------------------------------------------------------
      11.  TOTAL CASH AVAILABLE                      $696,671           $0              $0           $696,671
      ------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------
      12.  NET PAYROLL                               $ 48,425           $0              $0           $ 48,425
      ------------------------------------------------------------------------------------------------------------
      13.  PAYROLL TAXES PAID                        $  3,674           $0              $0           $  3,674
      ------------------------------------------------------------------------------------------------------------
      14.  SALES, USE & OTHER TAXES PAID             $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      15.  SECURED / RENTAL / LEASES                 $  2,948           $0              $0           $  2,948
      ------------------------------------------------------------------------------------------------------------
      16.  UTILITIES                                 $  2,492           $0              $0           $  2,492
      ------------------------------------------------------------------------------------------------------------
      17.  INSURANCE                                 $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      18.  INVENTORY PURCHASES                       $ 71,271           $0              $0           $ 71,271
      ------------------------------------------------------------------------------------------------------------
      19.  VEHICLE EXPENSES                          $  1,258           $0              $0           $  1,258
      ------------------------------------------------------------------------------------------------------------
      20.  TRAVEL                                    $    334           $0              $0           $    334
      ------------------------------------------------------------------------------------------------------------
      21.  ENTERTAINMENT                             $    388           $0              $0           $    388
      ------------------------------------------------------------------------------------------------------------
      22.  REPAIRS & MAINTENANCE                     $ 38,270           $0              $0           $ 38,270
      ------------------------------------------------------------------------------------------------------------
      23.  SUPPLIES                                  $  2,487           $0              $0           $  2,487
      ------------------------------------------------------------------------------------------------------------
      24.  ADVERTISING                               $    575           $0              $0           $    575
      ------------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                       $ 62,817           $0              $0           $ 62,817
      ------------------------------------------------------------------------------------------------------------
      26.  TOTAL OPERATING DISBURSEMENTS             $234,939           $0              $0           $234,939
      ------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ------------------------------------------------------------------------------------------------------------
      27.  PROFESSIONAL FEES                         $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      28.  U.S. TRUSTEE FEES                         $  5,000           $0              $0           $  5,000
      ------------------------------------------------------------------------------------------------------------
      29.  OTHER (ATTACH LIST)                       $      0           $0              $0           $      0
      ------------------------------------------------------------------------------------------------------------
      30.  TOTAL REORGANIZATION EXPENSES             $  5,000           $0              $0           $  5,000
      ------------------------------------------------------------------------------------------------------------
      31.  TOTAL DISBURSEMENTS                       $239,939           $0              $0           $239,939
      ------------------------------------------------------------------------------------------------------------
      32.  NET CASH FLOW                             $304,782           $0              $0           $304,782
      ------------------------------------------------------------------------------------------------------------
      33.  CASH - END OF MONTH                       $456,732           $0              $0           $456,732
      ------------------------------------------------------------------------------------------------------------
======================================================================================================================
----------------------------------------------------------------------------------------------------------------------

                                                                               Monthly Operating Report

  --------------------------------------------------------------
  CASE NAME: OK Turbines, Inc.                                           ACCRUAL BASIS-4
  --------------------------------------------------------------

  --------------------------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                                                02/13/95, RWD, 2/96
  --------------------------------------------------------------


  -----------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH            MONTH           MONTH
                                                                 --------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                          AMOUNT         April 2001
  -----------------------------------------------------------------------------------------------------------------
  1.    0-30                                                           $257,570          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  2.    31-60                                                          $ 73,047          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  3.    61-90                                                          $ 16,680          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  4.    91+                                                            $146,826          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  5.    TOTAL ACCOUNTS RECEIVABLE                    $      0          $494,123          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                $      0          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  7.    ACCOUNTS RECEIVABLE (NET)                    $      0          $494,123          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                            MONTH:   April 2001
                                                                               ------------------------------------
  -----------------------------------------------------------------------------------------------------------------
                                          0-30             31-60      61-90             91+
  TAXES PAYABLE                           DAYS             DAYS       DAYS             DAYS           TOTAL
  -----------------------------------------------------------------------------------------------------------------
  1.    FEDERAL                         $     0             $  0       $    0          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  2.    STATE                           $ 7,858             $  0       $    0          $    0          $ 7,858
  -----------------------------------------------------------------------------------------------------------------
  3.    LOCAL                           $     0             $  0       $    0          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  4.    OTHER (ATTACH LIST)             $     0             $  0       $    0          $    0          $     0
  -----------------------------------------------------------------------------------------------------------------
  5.    TOTAL TAXES PAYABLE             $ 7,858             $  0       $    0          $    0          $ 7,858
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
  6.    ACCOUNTS PAYABLE                $53,975             $  0       $    0          $1,057          $55,032
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------

  STATUS OF POSTPETITION TAXES                                          MONTH:   April 2001
                                                                                -----------------------------------
  -----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING         AMOUNT                      ENDING
                                                       TAX        WITHHELD AND/       AMOUNT       TAX
  FEDERAL                                          LIABILITY*       0R ACCRUED         PAID      LIABILITY
  -----------------------------------------------------------------------------------------------------------------
  1.    WITHHOLDING**                                  $   0      $    0               $  0        $    0
  -----------------------------------------------------------------------------------------------------------------
  2.    FICA-EMPLOYEE**                                $   0      $    0               $  0        $    0
  -----------------------------------------------------------------------------------------------------------------
  3.    FICA-EMPLOYER**                                $   0      $    0               $  0        $    0
  -----------------------------------------------------------------------------------------------------------------
  4.    UNEMPLOYMENT                                   $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  5.    INCOME                                         $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  6.    OTHER (ATTACH LIST)                            $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  7.    TOTAL FEDERAL TAXES                            $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -----------------------------------------------------------------------------------------------------------------
  8.    WITHHOLDING                                    $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  9.    SALES                                          $   0      $7,858              $   0        $7,858
  -----------------------------------------------------------------------------------------------------------------
  10.   EXCISE                                         $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  11.   UNEMPLOYMENT                                   $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  12.   REAL PROPERTY                                  $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  13.   PERSONAL PROPERTY                              $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  14.   OTHER (ATTACH LIST)                            $   0      $    0              $   0        $    0
  -----------------------------------------------------------------------------------------------------------------
  15.   TOTAL STATE & LOCAL                            $   0      $7,858              $   0        $7,858
  -----------------------------------------------------------------------------------------------------------------
  16.   TOTAL TAXES                                    $   0      $7,858              $   0        $7,858
  -----------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                                     Monthly Operating Report

      --------------------------------------------------------------
      CASE  NAME: OK Turbines, Inc.                                            ACCRUAL BASIS-5
      --------------------------------------------------------------

      --------------------------------------------------------------
      CASE  NUMBER: 400-42146-BJH-11                                                 02/13/95, RWD, 2/96
      --------------------------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:    April 2001
                                                                    ---------------------------------------------------
      ---------------------------------------------
      BANK  RECONCILIATIONS
                                                      Account #1         Account #2          Account #3
      -----------------------------------------------------------------------------------------------------------------
      A.     BANK:                                 Bank of America    Bank of America    Bank of America
      ---------------------------------------------------------------------------------------------------
      B.     ACCOUNT NUMBER:                         15819-20089        00127-09156       00129-09155         TOTAL
      ---------------------------------------------------------------------------------------------------
      C.     PURPOSE (TYPE):                          Operating           Payroll          Operating
      -----------------------------------------------------------------------------------------------------------------
      1.     BALANCE PER BANK STATEMENT                 $493,906             $  0               $  0         $493,906
      -----------------------------------------------------------------------------------------------------------------
      2.     ADD: TOTAL DEPOSITS NOT CREDITED           $      0             $  0               $  0         $      0
      -----------------------------------------------------------------------------------------------------------------
      3.     SUBTRACT: OUTSTANDING CHECKS               $ 37,431             $  0               $  0         $ 37,431
      -----------------------------------------------------------------------------------------------------------------
      4.     OTHER RECONCILING ITEMS                    $      0             $  0               $  0         $      0
      -----------------------------------------------------------------------------------------------------------------
      5.     MONTH END BALANCE PER BOOKS                $456,475             $  0               $  0         $456,475
      -----------------------------------------------------------------------------------------------------------------
      6.     NUMBER OF LAST CHECK WRITTEN                   6290        Account closed   Account closed
      -----------------------------------------------------------------------------------------------------------------

      ---------------------------------------------
      INVESTMENT ACCOUNTS

      -----------------------------------------------------------------------------------------------------------------
                                                       DATE OF          TYPE OF          PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                     PURCHASE         INSTRUMENT         PRICE            VALUE
      -----------------------------------------------------------------------------------------------------------------
      7.    N/A
      -----------------------------------------------------------------------------------------------------------------
      8.    N/A
      -----------------------------------------------------------------------------------------------------------------
      9.    N/A
      -----------------------------------------------------------------------------------------------------------------
      10.   N/A
      -----------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                 $  0            $  0
      -----------------------------------------------------------------------------------------------------------------

      ---------------------------------------------
      CASH
      -----------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                  $    257
      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                         $456,732
      -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  --------------------------------------------
  CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-6
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
  --------------------------------------------

                                                MONTH: April 2001

  --------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS

  --------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ----------------------------------------------------------------
                             INSIDERS
  ----------------------------------------------------------------
                         TYPE OF         AMOUNT     TOTAL PAID
         NAME            PAYMENT          PAID       TO DATE
  ----------------------------------------------------------------
  1. GREGG NIMMO      Reimbursment       $  425      $ 25,440
  ----------------------------------------------------------------
  2. GREGG NIMMO      Salary             $4,615      $ 79,904
  ----------------------------------------------------------------
  3.
  ----------------------------------------------------------------
  4.
  ----------------------------------------------------------------
  5.
  ----------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO INSIDERS                         $5,040      $105,344
  ----------------------------------------------------------------

  -------------------------------------------------------------------------------------------
                                        PROFESSIONALS
  -------------------------------------------------------------------------------------------
                           DATE OF COURT                                              TOTAL
                         ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID     INCURRED
          NAME                PAYMENT        APPROVED       PAID        TO DATE     & UNPAID *
  -------------------------------------------------------------------------------------------
  1. N/A

  -------------------------------------------------------------------------------------------
  2. N/A

  -------------------------------------------------------------------------------------------
  3. N/A
  -------------------------------------------------------------------------------------------
  4. N/A

  -------------------------------------------------------------------------------------------
  5. N/A

  -------------------------------------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO PROFESSIONALS                            $0           $0            $0           $0
  -------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                            MONTHLY        PAID          TOTAL
                                           PAYMENTS       DURING         UNPAID
            NAME OF CREDITOR                 DUE          MONTH       POSTPETITION
  -------------------------------------------------------------------------------------------
  1. City of Hollister - Building Rent        $2,395       $2,334            $0
  -------------------------------------------------------------------------------------------
  2. Other                                  various        $  614            $0
  -------------------------------------------------------------------------------------------
  3. N/A

  -------------------------------------------------------------------------------------------
  4. N/A

  -------------------------------------------------------------------------------------------
  5. N/A

  -------------------------------------------------------------------------------------------
  6. TOTAL                                    $2,395       $2,948            $0
  -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

  --------------------------------------------
  CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-7
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
  --------------------------------------------

                                              MONTH: April 2001
                                                     -------------

  -------------------------------------
  QUESTIONNAIRE

  -------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                                                          YES            NO
  ----------------------------------------------------------------------------------------------------------------
  1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                              X
  ----------------------------------------------------------------------------------------------------------------
  2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                        X
  ----------------------------------------------------------------------------------------------------------------
  3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                                  X
  ----------------------------------------------------------------------------------------------------------------
  4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                                            X
  ---------------------------------------------------------------------------------------------------------------
  5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY
       PARTY?                                                                                            X
  ---------------------------------------------------------------------------------------------------------------
  6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                      X
  ---------------------------------------------------------------------------------------------------------------
  7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                      X
  ---------------------------------------------------------------------------------------------------------------
  8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                  X
  ---------------------------------------------------------------------------------------------------------------
  9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                        X
  ---------------------------------------------------------------------------------------------------------------
  10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                        X
  ---------------------------------------------------------------------------------------------------------------
  11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                 X
  ---------------------------------------------------------------------------------------------------------------
  12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                   X
  ---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 -------------------------------------
  INSURANCE
 ----------------------------------------------------------------------------------------------------------------
                                                                                         YES            NO
 ----------------------------------------------------------------------------------------------------------------
  1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                           X
 ----------------------------------------------------------------------------------------------------------------
  2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
 ----------------------------------------------------------------------------------------------------------------
  3.   PLEASE ITEMIZE POLICIES BELOW.
 ----------------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
 ----------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                         PAYMENT AMOUNT
            POLICY                     CARRIER              PERIOD COVERED                   & FREQUENCY
 ----------------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------
    CASE  NAME: OK Turbines, Inc.                                                       FOOTNOTES SUPPLEMENT
    ------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------
    CASE  NUMBER: 400-42146-BJH-11                                                          ACCRUAL BASIS
    ------------------------------------------------------------------------------------

                                                                      MONTH:                 April 2001
                                                                                -------------------------------------


    -----------------------------------------------------------------------------------------------------------------
       ACCRUAL BASIS               LINE
        FORM NUMBER               NUMBER                    FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
              3                      12        All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    -----------------------------------------------------------------------------------------------------------------
                                     13           42142) and allocated to the Company. Related payroll
    -----------------------------------------------------------------------------------------------------------------
                                                  taxes are disbursed out of and reported at KH Charters.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                                  400-42141.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

CASE  NAME: OK Turbines, Inc.

CASE  NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                     April 2001


8.    OTHER (ATTACH LIST)                          $  (856,459) Reported
                                                   -----------
           Intercompany Receivables                   (912,733)
           Travel advance                                  300
           Security Deposit                             55,974
                                                   -----------
                                                      (856,459) Detail
                                                   -----------
                                                             -  Difference


22.   OTHER (ATTACH LIST)                                   10  Reported
                                                   -----------
           Sales tax payable                             7,858
           Customer deposit                                 10
                                                   -----------
                                                         7,868  Detail
                                                        (7,858) Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                          $     1,631  Reported
                                                   -----------
           Refunds                                       1,631  Detail
                                                   -----------
                                                             -  Difference


25.   OTHER (ATTACH LIST)                               62,817  Reported
                                                   -----------
           Freight                                       3,411
           Fuel                                          1,820
           Outside Services                              4,866
           Bank Fee                                        366
           Misc                                           (257)
           Subscription                                  2,611
           Transfer to KH Charters                      50,000
                                                   -----------
                                                        62,817  Detail
                                                   -----------
                                                             -  Difference